                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                                          59-3170055
   Delaware                  333-20675                    59-3170052
(State or other           (Commission File               (IRS Employer
jurisdiction of            Number)                       Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida              32256

(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (904) 987-5120

                                 Not Applicable
          (Former name or former address if changed since last report)





                         Exhibit Index located at Page 2

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1996 and 1995 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement for the EquiCredit Funding Trust 1997-A is attached hereto as Exhibit 23.1(d).

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1996 and 1995 are attached hereto as Exhibit 99.2(d). The unaudited financial statements of Financial Guaranty Insurance Company as of March 31, 1997 are attached hereto as Exhibit 99.3 (d).

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                               Sequentially
  Exhibit                                                                        Numbered
  Number            Exhibit                                                      Page
  ------            -------                                                      ----
  10.1(d)           Securities Insurance Policy with                                004
                    respect to EquiCredit Funding, Series
                    1997-A

  23.1(d)           Consent of Independent Auditors of                              008
                    the Insurer

  99.2(d)           Audited Financials of the FGIC as of
                    December 31, 1996 and December 31,
                    1995.                                                           010

  99.3(d)           Unaudited Financial Statements of
                    FGIC as of March 31, 1997.                                      028

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            EQCC RECEIVABLES CORPORATION
                                           EQCC ASSET BACKED CORPORATION
                                                   (Registrants)


                                                   EQCC RECEIVABLES CORPORATION




May 27, 1997                                By:       /s/ Terence G. Vane, Jr.
                                                     -------------------------
                                                          Terence G. Vane, Jr.
                                                          Vice President




                                                   EQCC ASSET BACKED CORPORATION




May 27, 1997                                By:       /s/ Terence G. Vane, Jr.
                                                     -------------------------
                                                          Terence G. Vane, Jr.
                                                              Vice President

                                   EXHIBIT INDEX

                                                                               Sequentially
  Exhibit                                                                        Numbered
  Number            Exhibit                                                      Page
  ------            -------                                                      ----
  10.1(d)           Securities Insurance Policy with                                004
                    respect to EquiCredit Funding, Series
                    1997-A

  23.1(d)           Consent of Independent Auditors of                              008
                    the Insurer

  99.2(d)           Audited Financials of the FGIC as of
                    December 31, 1996 and December 31,
                    1995.                                                           010

  99.3(d)           Unaudited Financial Statements of
                    FGIC as of March 31, 1997.                                      028